UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 29, 2003

(Date of Report – date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589
(Address of principal executive offices)

952-944-3462
(Registrant’s telephone number, including area code)

(Former Name and Address)

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits:

99.1         Press release dated September 29, 2003 announcing the Company’s revised Third Quarter 2003 outlook (furnished pursuant to Item 12).

Item 12.  Results of Operation and Financial Condition

On September 29, 2003 the Company issued a press release announcing its revised outlook for the third quarter ending September 30, 2003.  The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 30, 2003

DATALINK CORPORAITON

By:	/s/ Daniel J. Kinsella
Daniel J. Kinsella, Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated September 29, 2003 announcing the Company’s revised Third Quarter 2003 outlook (furnished pursuant to Item 12).